                                                                   EXHIBIT 10.6



Excel Legacy Corporation
16955 Via del Campo
Suite 100
San Diego, CA 92127

                                                                 October 6, 1999


                           Re: Note Purchase Agreement

Gentlemen:

         This Agreement will confirm our agreement as to the terms and conditions on which we (the "Lender") agree to extend a loan of up to $30 million to Legacy. Capitalized terms in this Agreement have the meaning indicated in item 7 below.

         1. Availability. On and subject to the terms contained in this letter agreement, up to $30 million in funds shall be made available by the Lender to Legacy in order to facilitate Legacy's purchase of common stock of Enterprises.

         2. Note. The obligation of Legacy to repay any funds borrowed under this Agreement is to be evidenced by the Note. As indicated in the Note, and in the provisions of this Agreement below (and, to the extent set forth in the Note or below in this Agreement, subject to the additional provisions so set forth):

               A. The Note will be payable with interest on the outstanding principal balance of the Note at a rate that is 150 basis points (i.e., 1.5%) in excess of LIBOR for a one-month period (which shall, at any time when no amount is outstanding under the Note, initially be the rate for such period published two business days preceding the applicable Closing (as defined below) and which shall vary each month based on the rate for such period published two business days in advance of the first business day of each month).


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               B. Interest on the Note shall be payable monthly on the 5th day of each month commencing on the first day of the first month after any amount of the loan has been extended and outstanding for 30 calendar days. Interest shall be calculated on the basis of actual calendar days elapsed and a 365-day year.

               C. Principal may be prepaid at any time or times, in part or in full, but to the extent not previously paid shall be due and payable in full on November 1, 2004 (the "Maturity Date").

               D. Payment of principal and interest shall be secured by the
                  Collateral, which also secures the senior notes and convertible debentures issued in the Exchange Offer.

         3. Borrowings. The initial borrowing of funds under this Agreement shall take place at a Closing (as described below), to occur on 3 business days' notice from Legacy to the Lender but not later than November 15, 1999 (if at all). Thereafter, additional borrowings may be made under this Agreement on 5 business days' notice from Legacy to the Lender, and in each instance shall take place at a Closing as described below. Borrowings shall only be made under this Agreement for the purpose of funding a purchase of common stock of Enterprises by Legacy for consideration that is not less than that described in the Exchange Offer, and a maximum of $2.25 shall be advanced for each share purchased. Legacy irrevocably authorizes the Lender to make or cause to be made, at the time of any borrowing under this Agreement (or at the time of receipt of any payment of principal), an appropriate notation on the grid attached to the Note reflecting the amount of such borrowing (or the amount of such payment). The outstanding amount of the Note set forth on such grid shall be prima facie evidence of the principal amount thereof outstanding, but the failure to record, or any error in so recording, shall not limit or otherwise affect the obligations of Legacy to make payments of principal of or interest on the Note when due.

         4. Closings. At each Closing under this Agreement:

               A. The Lender shall transfer to Legacy, or as Legacy may direct, against delivery of the documents identified in this item 4, the amount of funds identified in the relevant preceding notice from Legacy to the Lender as described above in Item 3.

               B. At the initial Closing, Legacy shall execute and deliver to the Lender, or as the Lender may direct, the executed Note, in the form of Exhibit A. At each subsequent Closing, an appropriate notation shall be made on the grid attached to the Note reflecting the amount of funds transferred as described in clause 4A above.



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               C. Legacy shall deliver to the Collateral Agent, as security (or additional security if there has previously been a Closing) for the payment of the Note, all Collateral not previously delivered to the Collateral Agent (including Collateral purchased with the funds transferred as described in clause 4A above) other than Collateral which is required to be delivered to the Debenture Collateral Agent or the Senior Notes Collateral Agent (as such terms are defined in the Pledge Agreement) in accordance with the Pledge Agreement.

               D. Legacy shall deliver to the Lender, or as the Lender may direct, an Officer's Certificate in the form of Exhibit "B" to this Agreement confirming that at the time there exists no Default or Event of Default under this Agreement.

               E. Legacy shall deliver to Lender an opinion of Latham & Watkins,
                  San Diego, California, counsel to Legacy, in the form of Exhibit "C" to this Agreement, confirming (subject to the limitations set forth therein) that the Note has been duly and validly executed, issued and delivered by Legacy, and is binding on Legacy in accordance with its terms, and that the Lender is entitled to the benefits of the provisions hereof with respect to, and holds a perfected security interest in, the Collateral.

         5. Security Interest. Legacy hereby grants to the Lender a security interest in the Collateral to secure the performance of Legacy's obligations under the Note issued under this Agreement and held by the Lender, subject, however, to the prior rights of holders of the senior notes and the convertible debentures, as described in the Exchange Offer and issued in the Exchange Offer or thereafter issued as partial payment for the purchase of shares of common stock of Enterprises, with respect to the Collateral, and as more fully described in the Pledge Agreement to be entered into between Legacy, the Lender and the Collateral Agent concurrently with the execution of this Agreement.

         6. Remedies. Without limiting the rights of the Lender or of the Collateral Agent in any respect, if there shall be an Event of Default, then the entirety of the then outstanding principal balance of the Note then outstanding, together with all accrued and unpaid interest thereon, shall be immediately due and payable in full, and the Collateral Agent shall take such action or actions as are specified in the Pledge Agreement with respect to the Collateral.

         7. Definitions. As used in this Agreement, the terms set forth below have the meanings indicated:

            An "Affiliate" of any specified person is any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as



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used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.

         "Collateral" means the "Price Note Pledged Collateral" as such term is defined in the Pledge Agreement.

         "Collateral Agent" means the "Price Note Collateral Agent" as such term is defined in the Pledge Agreement.

         A "Default" is any event which is, or after notice or passage of time would be, an Event of Default.

         "Enterprises" means Price Enterprises, Inc., a Maryland corporation.

         An "Event of Default" means the occurrence of any of the following:

              (1) Legacy fails to make payment of any interest that is due on the Note on the fifth day of a month, and the Default continues for a period of 10 days after the date due and payable;

              (2) Legacy defaults in the payment of the principal amount of the
                  Note when the same becomes due and payable, whether at maturity or otherwise;

              (3) Legacy, or any of its Affiliates, materially fails to observe or perform any covenant, condition or agreement required to be observed or performed by it pursuant to this Agreement, the Pledge Agreement, the stockholders agreement as described in the Exchange Offer or the company agreement as described in the Exchange Offer, and the Default continues for 10 days after notice;

              (4) Legacy fails to pay when due any (i) interest or principal due on any senior notes issued in the Exchange Offer, or (ii) interest or principal due on any debentures issued in the Exchange Offer, and the Default continues for a period of 10 days after the date due and payable;

              (5) (a) Legacy, or any of its Affiliates that are controlled by
                  Legacy, fails to pay when due any interest or principal on any outstanding bank debt, or debt that is secured by a mortgage, or debt issued pursuant to an Indenture, or other



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                  debt in principal amount in excess of $500,000, or (b) any person or entity fails to pay when due any interest or principal on any outstanding bank debt, debt that is secured by a mortgage, or debt issued pursuant to an Indenture, or other debt in principal amount in excess of $500,000, the payment of which is guaranteed by Legacy or any Affiliate controlled by Legacy, and under either (a) or (b) the default continues for 30 days after the date due and payable;

         (6) the maturity of the principal amount of any outstanding bank debt, or debt that is secured by a mortgage, or debt issued pursuant to an indenture, or other debt in principal amount in excess of $500,000, of Legacy, or any of its Affiliates that are controlled by Legacy, or any person or entity for whom Legacy or any such Affiliate has guaranteed the payment of such debt, is accelerated by the holder thereof or pursuant to the terms under which it is issued by reason of, or in response to, any default thereunder;

         (7) (a) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Legacy or any Affiliate that is controlled by Legacy (except any judgment to the extent an insurance company has accepted liability in writing for the amount of such judgment) and such remains undischarged for a period (during which execution shall not be effectively stayed) of 60 days or (b) a fine or other amount shall become final and payable by Legacy or any Affiliate that is controlled by Legacy pursuant to any administrative, governmental or regulatory authority or proceeding and such fine or other amount remains unpaid for 60 days after notice, provided that the aggregate of all such judgments (referred to in clause (a) above) and fines and amounts (referred to in clause (b) above) in excess of insurance coverage exceeds $100,000;

         (8) Legacy, or any Affiliate that is controlled by Legacy, pursuant to or within the meaning of any bankruptcy law:

                  (A)      commences a voluntary case or proceeding,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,



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                  (C)      consents to the filing of a petition seeking
                           reorganization or relief under any applicable bankruptcy law, or to the appointment of a custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors, or

                  (E) admits in writing its inability to pay its debts generally as they become due;

         (9) a court of competent jurisdiction enters an order or decree under any bankruptcy law that:

                  (A) is for relief against Legacy or any Affiliate that is controlled by Legacy in an involuntary case,

                  (B) appoints a custodian of Legacy or any Affiliate that is controlled by Legacy or for all or substantially all of its property, or

                  (C) orders the liquidation of Legacy or any Affiliate that is controlled by Legacy,

                  and the order or decree remains unstayed and in effect for 90 days; or

         (10) The Pledge Agreement shall cease for any reason to be in full force and effect, or Legacy, or any person acting by or on behalf of Legacy, shall deny or disaffirm its obligations under such agreement.

            "Exchange Offer" means the exchange offer of Legacy for common stock of Enterprises as described in the Registration Statement on Form S-4 (Registration No. 333-80339) initially filed with the Securities and Exchange Commission by Legacy on or about June 9, 1999 and thereafter amended.

            "Legacy" means Excel Legacy Corporation, a Delaware corporation.

            "Lender" means The Sol and Helen Price Trust.



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            "LIBOR" means the London Interbank Offered Rate as published in the
Western Edition of The Wall Street Journal.

            "Note" means the Secured Promissory Note of Legacy in the form attached as Exhibit "A" to this Agreement.

            "Pledge Agreement" means the agreement dated October 6, 1999 among the Collateral Agent and Legacy providing for the grant of a security interest in the Collateral to the Collateral Agent and the Lender and related matters, in the form attached hereto as Exhibit "D."

         8. Notices. Notices provided hereunder, or given pursuant hereto, shall be given by messenger or courier service (with appropriate receipt requested) or by certified or registered mail, return receipt requested, and shall be effective one day after the date on which sent if given by messenger or courier service, and five days after the date on which sent if given by certified or registered mail. Such notices shall be addressed as follows:

                      If to Legacy:

                              Excel Legacy Corporation
                              16955 Via del Campo
                              Suite 100
                              San Diego, CA 92127
                                    Attention:  Gary B. Sabin

                      With a copy to:

                              Latham & Watkins
                              701 "B" Street, Suite 2100
                              San Diego, CA  92101-8197
                                    Attention:  Scott N. Wolfe, Esq.

                      If to the Lender:

                              The Sol and Helen Price Trust
                              7979 Ivanhoe, Suite 520
                              La Jolla, CA 92037
                                    Attention:  Sol Price

                      With a copy to:

                              Munger, Tolles & Olson LLP
                              355 South Grand Avenue
                              35th Floor



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                              Los Angeles, CA 90071-1560
                                    Attention: Simon M. Lorne, Esq.

or, in any case, to such other or additional person or persons and address or addresses as may be set forth in a notice given in accordance with the foregoing provision.

         9. Applicable Law. This Agreement is made under and shall be enforced in accordance with the internal laws of the State of California without regard to the laws and rules of said state relating to conflicts of laws.

         10. Time of Essence. Time is of the essence of all provisions in this Agreement in which a date or period of time is set forth or established.

         11. Entire Agreement. This Agreement contains the entire and complete Agreement of the parties hereto related to the subject matter hereof, replaces and supersedes any and all prior representations and understandings of either party to the other relating to the subject matter hereof, and shall not be modified by parol evidence or otherwise except by a subsequent writing duly executed by the parties hereto.

         12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         13. Modification. This Agreement may not be modified, altered or amended, except by an Agreement in writing signed by the parties hereto.

         14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

         15. Waiver. Any failure by a party hereto, at any time or times hereafter, to require strict performance by the other party or parties hereto of any provisions of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver by a party hereto of a default under this Agreement shall not suspend, waive or affect any other default under this Agreement whether the same is prior or subsequent thereto and whether of the same or of a different type. Neither any of the undertakings, agreements, warranties, covenants and representations contained in this Agreement nor any default under this Agreement shall be deemed to have been suspended or waived by a party hereto, unless such suspension or waiver is by an instrument in writing signed by an authorized officer of the party, specifying the specific suspension or waiver.



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         16. Public Disclosures. Each party hereto agrees not to issue any press release, make any filing or otherwise give publicity to the contents of this Agreement except to the extent it is reasonably required to do so by law or regulation and, in any event, without first giving the other party or parties hereto reasonable opportunity to review, and to make reasonable revisions to, the content of such public disclosure.

         17. Section Titles and Table of Contents. The section titles contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

         18. Rules of Construction.

                Unless the context otherwise requires:

                        (1) The words "herein," "hereof," "hereinabove,"
            "hereinbelow," "therein," "thereof," and words of similar import refer to the document as a whole, and not to the particular phrase, clause, sentence, paragraph, section or division of the document in which such word is used.

                        (2) An accounting term not otherwise defined has the
            meaning ascribed to it in generally accepted accounting principles as in effect from time to time.

                        (3) Words in the singular include the plural and words
            in the plural include the singular.

                        (4) Words expressed in one gender, masculine, feminine
            or neuter, include all other genders.

                                      * * *

                        If the foregoing provisions accurately reflect our
            agreement, please so




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indicate by executing this Agreement as indicated in the space below, at which point it shall become a binding agreement between us.


                                Very truly yours,

                                The Sol and Helen Price Trust

                                By /s/ Sol Price
                                   -------------------------------



ACCEPTED AND AGREED:
Excel Legacy Corporation



By:  /s/ Gary B. Sabin
     -------------------------------
     Gary B. Sabin

Its: President and Chief Executive Officer





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                                    EXHIBIT A

                             SECURED PROMISSORY NOTE

$30,000,000 ______________ __, 1999


         FOR VALUE RECEIVED, the undersigned EXCEL LEGACY CORPORATION ("Maker"), a Delaware corporation, hereby promises to pay to the order of THE SOL AND HELEN PRICE TRUST ("Holder"), at 7979 Ivanhoe, Suite 520, La Jolla, California 92037, or at such other place as Holder may designate in writing,

         (a) prior to or at the Maturity Date, the principal sum of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the outstanding principal balance of this Note; and

         (b) interest on the principal balance of this Note from time to time outstanding, at such times and at the rate provided in that certain Note Purchase Agreement, dated as of __________, 1999, by and between Maker and Holder (the "Agreement").

         This Note evidences borrowings under and has been issued by Maker in accordance with the terms of the Agreement. Holder is entitled to the benefits of the Agreement and the Pledge Agreement, and may enforce the agreements of Maker contained therein, and may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Agreement.

         Maker irrevocably authorizes Holder to make or cause to be made, at the time of any borrowing under the Agreement or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note reflecting the amount of such borrowing or the amount of such payment, as applicable. The outstanding amount of this Note set forth on such grid shall be prima facie evidence of the principal amount outstanding, but the failure to record, or any error in so recording, shall not limit or otherwise affect the obligations of Maker to make payments of principal and interest on this Note when due.

         Maker has the right and, under certain circumstances, the obligation, to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Agreement and the Pledge Agreement.

         If any one or more Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Agreement and the Pledge Agreement.

         No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion. Maker hereby waives presentment, demand for payment, protest, notice of protest, notice of dishonor and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         THIS NOTE AND THE OBLIGATIONS OF MAKER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). MAKER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON MAKER BY MAIL AT THE ADDRESS SPECIFIED IN [Paragraph] 8 OF THE AGREEMENT. MAKER HEREBY WAIVES ANY OBJECTION THAT MAKER MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         If Holder commences any litigation or takes any enforcement or collection action to enforce this Note or to collect amounts due hereunder, Maker shall pay (if Holder is the prevailing party) all costs of such litigation or enforcement or collection action, including, without limitation, reasonable attorneys' fees.

         IN WITNESS WHEREOF, Maker has executed this Note as of the date and at the place first set forth above.



                                      EXCEL LEGACY CORPORATION,
                                      a Delaware corporation

                                      By
                                         --------------------------------------

                                      Its
                                         --------------------------------------


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                                    EXHIBIT B

                            EXCEL LEGACY CORPORATION

                             Certificate of Officer



         This certificate is provided by the undersigned (the "Officer"), _____________ _________ the Chief _____________ Officer [Chief Financial Officer or Chief Executive Officer] of Excel Legacy Corporation, a Delaware corporation (the "Company") pursuant to the Note Purchase Agreement (the "Agreement") dated September __, 1999 (the "Agreement") between the Company and The Sol and Helen Price Trust (the "Lender").

         The Officer hereby certifies and confirms to the Lender as follows:

         1. This certificate is provided by the Officer in connection with a borrowing of funds by the Company from the Lender as provided in Sections 3 and 4 of the Agreement, in order to induce the Lender to lend such funds to the Company.

         2. In delivering this certificate, the Officer has specifically reviewed the definition of "Event of Default" in the Agreement and has considered those provisions of the Agreement in relation to his knowledge of the Company and its affairs.

         3. As of the date of this certificate no event has occurred, and no condition exists, that is an Event of Default (as defined in the Agreement) regarding the Company.

         4. As of the date of this certificate no event has occurred, nor does any condition exist, which, with the passage of time or the giving of notice (or both) would become an Event of Default (as defined in the Agreement) regarding the Company.

         Executed by the undersigned at __________________, ________________
this ___ day of _________________, _______.



                                      The Officer:

                                      _________________________________________

                                    EXHIBIT C

                                ___________, 1999


The Sol and Helen Price Trust
7979 Ivanhoe, Suite 520
La Jolla, California  92037


               Re: Excel Legacy Corporation; Note Purchase Agreement dated as of ______, 1999 between Excel Legacy
                    Corporation and The Sol and Helen Price Trust

Ladies and Gentlemen:

            We have acted as counsel to Excel Legacy Corporation, a Delaware corporation (the "Borrower"), in connection with that certain Note Purchase Agreement dated as of _______, 1999 (the "Purchase Agreement") between The Sol and Helen Price Trust (the "Lender") and the Borrower and the other Loan Documents (as defined below). This opinion is rendered to you pursuant to Item 4E of the Purchase Agreement. Capitalized terms defined in the Purchase Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Purchase Agreement.

            As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

            (a) the Purchase Agreement;

            (b) the Secured Promissory Note (the "Note") dated as of ___________, 1999 of the Borrower;

________, 1999
Page 2

            (c) the Pledge Agreement (the "Pledge Agreement") dated as of ________, 1999 between James F. Cahill (the "Price Note Collateral Agent") and the Borrower; and

            (d) a photocopy of the UCC-1 financing statement naming the Borrower as debtor and the Lender as secured party, together with all schedules and exhibits to such financing statement, to be filed in the Office of the Secretary of State of the State of California, a copy of which is attached hereto as Exhibit A and incorporated herein by this reference (the "Financing Statement").

            The documents described in subsections (a) - (c) above are referred to herein collectively as the "Loan Documents." As used in this opinion, the "UCC" shall mean the Uniform Commercial Code as now in effect in the State of California.

            In our examination, we have assumed the genuineness of all signatures (other than those of officers of the Borrower on the Loan Documents), the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. In addition, we have assumed that the parties to the Loan Documents have not entered into any agreements of which we are unaware which modify the terms of the Loan Documents or have otherwise expressly or by implication waived, or agreed to any modification of the Loan Documents.

            We have been furnished with, and with your consent have relied upon, certificates of officer(s) of the Borrower with respect to certain factual matters. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

            We are opining herein as to the effect on the subject transactions only of the federal laws of the United States and the internal laws of the State of California, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any other local agencies within any state or any laws which are applicable to the subject transactions or the parties thereto because of the nature or extent of their business. Our opinions are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and lenders in secured loan transactions. Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the Loan Documents do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Borrower.

________, 1999
Page 3

            Subject to the foregoing and the other matters set forth herein, and in reliance thereon, it is our opinion that, as of the date hereof:

            1. The execution, delivery and performance by the Borrower of the Note has been duly authorized by all necessary corporate action of the Borrower.

            2. The Note constitutes a legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

            3. The provisions of the Pledge Agreement are effective to create a valid security interest in favor of the Price Note Collateral Agent in that portion of the collateral described in Section 1 of the Pledge Agreement which is subject to Article 9 of the UCC (the "Price Note Pledged Collateral") as security for the payment, to the extent set forth therein, of all obligations of the Borrower to the Lender under the Loan Documents.

            4. The Financing Statement is in appropriate form for filing in the Office of the Secretary of State of the State of California. Upon (a) delivery of the certificates representing (i) the Debentures Pledged Shares to the Debentures Collateral Agent, (ii) the Senior Notes Pledged Shares to the Senior Notes Collateral Agent, and (iii) the Price Note Pledged Shares, other than the Debentures Pledged Shares and the Senior Notes Pledged Shares, to the Price Note Collateral Agent, in the State of California, pursuant to the Pledge Agreement with undated stock powers duly endorsed to the Debentures Collateral Agent, the Senior Notes Collateral Agent and the Price Note Collateral Agent, as applicable, or in blank by an effective endorsement, and (b) the proper filing of the Financing Statement in the Office of the Secretary of State of the State of California, the security interest in favor of the Price Note Collateral Agent in the Price Note Pledged Shares will be perfected to the extent a security interest in such Price Note Pledged Shares can be perfected in the State of California under the provisions of the UCC.

            The opinions expressed in paragraph 2 do not include any opinions with respect to the creation, validity, perfection or priority of any security interest or lien or any opinions with respect to compliance with laws relating to permissible rates of interest. The opinions expressed above are further subject to the following limitations, qualifications and exceptions:

            (a) such opinions are subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally including, without limitation, the effect of Section 548 of the federal Bankruptcy Code and comparable provisions of state law, and the effect of Section 547 of the federal Bankruptcy Code;

________, 1999
Page 4

            (b) enforceability of the Loan Documents is subject to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law;

            (c) certain rights, remedies and waivers contained in the Loan Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Loan Documents invalid or unenforceable as a whole;

            (d) we express no opinion as to the validity or enforceability of any provision of the Loan Documents that permit the Lender to increase the rate of interest, collect a late charge or prepayment premium or impose penalties or forfeitures in the event of a delinquency or default;

            (e) the unenforceability under certain circumstances, under California or federal law or court decisions, of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

            (f) the unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies, that any right or remedy may be exercised without notice, or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

            (g) the unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law;

            (h) the effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees;

            (i) the effect of California law, which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy;

________, 1999
Page 5

            (j) we express no opinion with respect to the enforceability by a federal court of any forum selection clause provisions contained in the Loan Documents;

            (k) the effect of Section 631(d) of the California Code of Civil Procedure, which provides that a court may, in its discretion upon just terms, allow a trial by jury although there may have been a waiver of trial by jury;

            (l) Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

            (m) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice or opportunity for hearing or correction;

            (n) the effect of the provisions of the UCC which require a secured party, in any disposition of personal property collateral, to act in good faith and in a commercially reasonable manner;

            (o) we have assumed that the Price Note Pledged Shares are "certified securities" as defined in the UCC and at all times shall be held by the Lender in the State of California;

            (p) we have assumed that the Borrower has "rights" in the Price Note Pledged Collateral and that "value" has been given as contemplated by Section 9203 of the UCC;

            (q) we express no opinion as to the creation, validity or perfection of any security interest that is not governed by, or that is excluded from coverage by, Division 8 and 9 of the UCC and we express no opinion as to the priority of any security interest or lien. In particular, we express no opinion as to the priority of any security interest versus the rights of any party which may now have or hereafter acquire a perfected security interest in the Price Note Pledged Shares by means other than the filing of a Financing Statement. In addition, we express no opinion as to whether the Borrower has the ability to convey the Price Note Pledged Shares free of any adverse claim;

            (r) we call to your attention the fact that the perfection of a security interest in "proceeds" (as defined in the UCC) of collateral is governed and restricted by Section 9306 of the UCC; and

            (s) we call to your attention the fact that under the UCC, with certain limited exceptions, the effectiveness of the Financing Statement will lapse five years after the date of filing thereof.

________, 1999
Page 6

            To the extent that the obligations of the Borrower may be dependent upon such matters, we assume for purposes of this opinion that: (i) all parties to the Loan Documents other than the Borrower are duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation; (ii) all parties to the Loan Documents other than the Borrower have the requisite power and authority to execute and deliver the Loan Documents and to perform their respective obligations under the Loan Documents to which they are a party; (iii) the Loan Documents to which such parties other than the Borrower is a party have been duly authorized, executed and delivered by such parties, (iv) the Loan Documents to which such parties other than the Borrower is a party constitute their legally valid and binding obligations, enforceable against them in accordance with their terms; and (v) all parties to the Loan Documents have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California.

            This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                            Very truly yours,

                                    EXHIBIT D

                                PLEDGE AGREEMENT


            THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of October 6, 1999 by Excel Legacy Corporation, a Delaware corporation (the "Pledgor"), having its principal office at 16955 Via Del Campo, Suite 100, San Diego, California, in favor of James F. Cahill (the "Price Note Collateral Agent"), as collateral agent in favor of the holders (the "Holders") of the Pledgor's Secured Promissory Note (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October 6, 1999 (the "Purchase Agreement"). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Pledgor is the legal and beneficial owner of the shares of common stock, par value $.0001 per share (the "Common Stock"), of Price Enterprises, Inc., a Maryland corporation (the "Issuer"), set forth on Schedule I hereto (the "Price Note Pledged Shares");

            WHEREAS, the terms of the Purchase Agreement require that the Pledgor (i) pledge to the Price Note Collateral Agent for the benefit of the Holders, and grant to the Price Note Collateral Agent for the benefit of the Holders a security interest in, the Price Note Pledged Shares and certain other "Price Note Pledged Collateral" (as defined herein) and (ii) execute and deliver this Agreement in order to secure the payment and performance by the Pledgor of any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable by the Pledgor under the Price Note and the Purchase Agreement (the "Obligations");

            WHEREAS, the Pledgor and Norwest Bank Minnesota, National Association (the "Debentures Collateral Agent"), have entered into (i) that certain Indenture dated November 5, 1999 (the "Debentures Indenture") pertaining to the Pledgor's 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") and (ii) a Pledge Agreement of even date therewith (the "Debentures Pledge Agreement") pursuant to which Pledgor has granted to the Debentures Collateral Agent, as collateral agent for the holders of the Debentures, a security interest (the "Debentures Security Interest") in, among other things, a portion of the Price Note Pledged Shares; and

            WHEREAS, the Pledgor and Norwest Bank Minnesota, National Association (the "Senior Note Collateral Agent"), have entered into (i) that certain Indenture dated November 5, 1999 (the "Senior Note Indenture") pertaining to the Pledgor's 10.0% Senior Redeemable Secured Notes due 2004 (the "Senior Notes") and (ii) a Pledge Agreement of even date therewith (the "Senior Note Pledge Agreement") pursuant to which Pledgor has granted to the Senior Notes Collateral Agent, as collateral agent for the holders of the Senior Notes, a security interest (the "Senior Note Security Interest") in, among other things, a portion of the Price Note Pledged Shares.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Pledge. The Pledgor hereby pledges to the Price Note Collateral Agent for its benefit and for the ratable benefit of the Holders, and grants to the Price Note Collateral Agent for the ratable benefit of the Holders a continuing security interest in, all of Pledgor's right, title and interest in the following (the "Price Note Pledged Collateral"):

            (a) the Price Note Pledged Shares (including, without limitation, the Debentures Pledged Shares (as such term is defined in the Debentures Pledge Agreement) and the Senior Notes Pledged Shares (as such term is defined in the Senior Noted Pledge Agreement)) and the certificates representing such Price Note Pledged Shares, and all products and proceeds of any of such Price Note Pledged Shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Price Note Pledged Shares or any of the foregoing; and

            (b) all additional shares of, and all securities convertible into and all warrants, options or other rights to purchase, Common Stock of the Issuer from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares (any such additional shares and other items shall constitute part of the Price Note Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

         The pledge and security interest made and granted herein is made and granted for the purpose of securing all of the Obligations (including, without limitation, interest and any other obligations accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor).

SECTION 2. Delivery of Pledged Collateral. Pledgor hereby agrees that all certificates or instruments representing or evidencing the Price Note Pledged Collateral shall be immediately delivered to and held at all times by the Price Note Collateral Agent, or as he may direct, pursuant hereto in the State of California or to the Debentures Collateral Agent and the Senior Notes Collateral Agent in accordance with the provisions of Section 3 below. All Price Note Pledged Shares shall be in suitable form for transfer by delivery, or issued in the name of Pledgor and accompanied by instruments of transfer or assignment duly executed in blank and undated, and in either case having attached thereto all requisite federal or state stock transfer tax stamps, all in form and substance satisfactory to the Price Note Collateral Agent; provided, however, that the Price Note Pledged Shares and such accompanying instruments of transfer or assignment shall be subject to delivery to the Debentures Collateral Agent and the Senior Note Collateral Agent in accordance with the provisions of
Section 3 below.

SECTION 3. Senior Security Interests

            (a) Debentures and Debentures Security Interest. The Price Note Collateral Agent acknowledges that Pledgor has the right from time to time under the Debentures Indenture, and subject to requirements of Section 2.02 thereof, to issue Debentures. The Price Note Collateral Agent further acknowledges that, until such time as the Obligations with respect to the Purchase Agreement and the Price Note have been satisfied in full and the obligations of Pledgor under the Debentures Indenture and the Debentures have been paid in full, all Debentures shall be secured by a number of shares of Common Stock equal to
117.647 for each $1,000 in principal amount of Debentures outstanding (the "Debentures Pledged Shares"), and the certificates representing such Debentures Pledged Shares, and all products and proceeds of any such shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares. In order to further implement these understandings, the parties agree as follows:

                (i) In connection with any issuance of Debentures pursuant to the Debentures Indenture, Pledgor shall deliver to the Price Note Collateral Agent a certificate (a "Debentures Collateral Identification Certificate") in the form attached hereto as Exhibit A. The Debentures Collateral Identification Certificate (A) shall have been completed to identify the principal amount of Debentures to be issued at such time (for purposes of said Debentures Collateral Identification Certificate, the "Incremental Debentures"), (B) shall have been completed to identify a portion of the Price Note Pledged Shares equal to
117.647 shares of Common Stock for each $1,000 principal amount of Incremental Debentures (the "Incremental Debentures Pledged Shares"), as well as the appropriate certificate(s) evidencing the Incremental Debentures Pledged Shares,
(C) shall have been duly executed by the Pledgor, and (D) shall include an Acknowledgment of Debentures Collateral Agent duly executed by the Debentures Collateral Agent.

                (ii) Substantially concurrently with its receipt of any such Debentures Collateral Identification Certificate, the Price Note Collateral Agent shall execute the Acknowledgment of Price Note Collateral Agent included in said Debentures Collateral Identification Certificate and shall deliver the same (and all products and proceeds of any such shares), together with the stock certificate evidencing the Incremental Debentures Pledged Shares, to the Debentures Collateral Agent. Any such Debentures Pledged Shares (and all products and proceeds of any such shares) thereafter shall constitute Debentures Pledged Collateral unless and until the Debentures Security Interest therein has been released in accordance with the provisions of the Debentures Pledge Agreement. In the event that the Debentures Security Interest is released with respect to particular Debentures Pledged Shares prior to the payment in full of the Price Note, the Pledgor agrees that such Debentures Pledged Shares (and all products and proceeds of any such shares) shall be delivered to the Price Note Collateral Agent hereunder and shall continue to constitute Price Note Pledged Shares hereunder. If for any reason Pledgor shall come into possession of such Debentures Pledged Shares (and all products and proceeds of any such shares) prior to the payment in full of the Obligations, Pledgor promptly shall deliver the same to the Price Note Collateral Agent.

                (iii) Upon request by the Pledgor and the delivery to the Price Note Collateral Agent of a Release Certificate in the form attached hereto as Exhibit C, the Price Note Collateral Agent, if applicable, shall execute the Acknowledgment of Price Note Collateral Agent included in said Release Certificate and shall deliver the same to the Debentures Collateral Agent.

            (b) Senior Notes and Senior Notes Security Interest. The Price Note Collateral Agent acknowledges that Pledgor has the right from time to time under the Senior Notes Indenture, and subject to requirements of Section 2.02 thereof, to issue Senior Notes. The Price Note Collateral Agent further acknowledges that, until such time as the Obligations with respect to the Purchase Agreement and the Price Note have been satisfied in full and the obligations of Pledgor under the Senior Notes Indenture and the Senior Notes have been paid in full, all Senior Notes shall be secured by a number of shares of Common Stock equal to
117.647 for each $1,000 in principal amount of Senior Notes outstanding (the "Senior Notes Pledged Shares"), and the certificates representing such Senior Notes Pledged Shares, and all products and proceeds of any such shares, including, without limitation, all dividends, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares. In order to further implement these understandings, the parties agree as follows:

                (i) In connection with any issuance of Senior Notes pursuant to the Senior Notes Indenture, Pledgor shall deliver to the Price Note Collateral Agent a certificate (a "Senior Notes Collateral Identification Certificate") in the form attached hereto as Exhibit B. The Senior Notes Collateral Identification Certificate (A) shall have been completed to identify the principal amount of Senior Notes to be issued at such time (for purposes of said Senior Notes Collateral Identification Certificate, the "Incremental Senior Notes"), (B) shall have been completed to identify a portion of the Price Note Pledged Shares equal to 117.647 shares of Common Stock for each $1,000 principal amount of Incremental Senior Notes (the "Incremental Senior Notes Pledged Shares"), as well as the appropriate certificate(s) evidencing the Incremental Senior Notes Pledged Shares, (C) shall have been duly executed by the Pledgor, and (D) shall include an Acknowledgment of Senior Notes Collateral Agent duly executed by the Senior Notes Collateral Agent.

                (ii) Substantially concurrently with its receipt of any such Senior Notes Collateral Identification Certificate, the Price Note Collateral Agent shall execute the Acknowledgment of Price Note Collateral Agent included in said Senior Notes Collateral Identification Certificate and shall deliver the same (and all products and proceeds of any such shares), together with the stock certificate evidencing the Incremental Senior Notes Pledged Shares, to the Senior Notes Collateral Agent. Any such Senior Notes Pledged Shares (and all products and proceeds of any such shares) thereafter shall constitute Senior Notes Pledged Collateral unless and until the Senior Notes Security Interest therein has been released in accordance with the provisions of the Senior Notes Pledge Agreement. In the event that the Senior Notes Security Interest is released with respect to particular Senior Notes Pledged Shares prior to the payment in full of the Price Note, the Pledgor agrees that such Senior Notes Pledged Shares (and all products and proceeds of any such shares) shall be delivered to the Price Note Collateral Agent hereunder and shall continue to constitute Price Note Pledged Shares hereunder. If for any reason Pledgor shall come into possession of such Senior Notes Pledged Shares (and all products and proceeds of any such shares) prior to the payment in full of the Obligations, Pledgor promptly shall deliver the same to the Price Note Collateral Agent.

                (iii) Upon request by the Pledgor and the delivery to the Price Note Collateral Agent of a Release Certificate in the form attached hereto as Exhibit D, the Price Note Collateral Agent, if applicable, shall execute the Acknowledgment of Price Note Collateral Agent included in said Release Certificate and shall deliver the same to the Senior Notes Collateral Agent.

SECTION 4. Nonrecourse Notes. Notwithstanding anything in this Agreement, the Purchase Agreement or the Price Note (collectively, the "Loan Documents") to the contrary, it is expressly understood and agreed that neither Pledgor, Issuer nor any of their directors, officers, employees, stockholders or affiliates shall assume, or be held to, any personal liability for payment of the amounts evidenced or secured by the Loan Documents, or, except as otherwise expressly set forth below, for the performance or breach of any of the other Obligations, covenants, representations and warranties contained in the Loan Documents and that in the event of any default under the Loan Documents, the recourse of the Holders and the Price Note Collateral Agent shall be limited to such Price Note Pledged Collateral, and neither the Holders nor the Price Note Collateral Agent shall take any action against Pledgor, Issuer or any of their directors, officers, employees, stockholders or affiliates except such action as may be necessary (a) to subject to the satisfaction of the Price Note the Pledged Collateral, or (b) to protect the Price Note Pledged Collateral from waste or damage; provided, however, that notwithstanding the foregoing, nothing in this Agreement shall be construed to release the Pledgor from personal liability on account of fraud, intentional misrepresentation or breach by the Pledgor of this Agreement (as opposed to a Default under, or breach of, the Purchase Agreement). Each Holder, by accepting a Price Note, agrees to the foregoing.

SECTION 5. Representations and Warranties. The Pledgor hereby makes all representations and warranties applicable to the Pledgor contained in the Purchase Agreement. The Pledgor further represents and warrants that:

            (a) The Pledgor is the legal, record and beneficial owner of the Price Note Pledged Collateral, free and clear of any Lien (as defined below) or claims of any person (as defined below) other than the security interest created under this Agreement (and, in the case of any Debentures Pledged Collateral and Senior Notes Pledged Collateral, the Debentures Security Interest and the Senior Notes Security Interest, respectively).

            (b) For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (the "UCC") (or equivalent statutes) of any jurisdiction. For purposes of this Agreement, the term "person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            (c) This Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms.

            (d) Upon (i) the delivery to the Price Note Collateral Agent of the Price Note Pledged Collateral (other than any Debentures Pledged Collateral or Senior Notes Pledged Collateral), (ii) the delivery to the Debentures Collateral Agent of any Debentures Pledged Collateral in accordance with Section 3 of this Agreement, (iii) the delivery to the Senior Notes Collateral Agent of any Senior Notes Pledged Collateral in accordance with Section 3 of this Agreement and (iv) the filing of the UCC financing statements in the Secretary of State's office for the State of California referencing Pledgor as debtor thereunder, the Price Note Collateral Agent (as agent for the Holders) as the secured party thereunder, and the Price Note Pledged Collateral as the collateral thereunder, the pledge of the Price Note Pledged Collateral pursuant to this Agreement shall create a valid and perfected security interest in the Price Note

Pledged Collateral, securing the payment of the Obligations for the benefit of the Price Note Collateral Agent and the Holders, and enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Price Note Pledged Collateral from the Pledgor.

SECTION 6. Further Assurance. Pledgor will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected security interests in the Price Note Pledged Collateral, enforceable as such against all creditors of Pledgor and (except as otherwise specifically provided herein) any persons purporting to purchase any Price Note Pledged Collateral from Pledgor. The Pledgor will, promptly upon request by the Price Note Collateral Agent, execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all substitute stock certificates, stock powers, proxies, tax stamps, assignments, instruments and other documents, all in form and substance satisfactory to the Price Note Collateral Agent, deliver any instruments to the Price Note Collateral Agent and take any other actions that are necessary or, in the reasonable opinion of the Price Note Collateral Agent, desirable to perfect, continue the perfection of, or protect the Price Note Collateral Agent's security interest in, the Price Note Pledged Collateral, to protect the Price Note Pledged Collateral against the rights, claims, or interests of third persons, to enable the Price Note Collateral Agent to exercise or enforce its rights and remedies hereunder, or otherwise to effect the purposes of this Agreement. The Pledgor also hereby authorizes the Price Note Collateral Agent to file any financing or continuation statements with respect to the Price Note Pledged Collateral without the signature of the Pledgor to the extent permitted by applicable law. The Pledgor will pay all costs incurred in connection with any of the foregoing.

SECTION 7. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Price Note Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Price Note Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement or the Purchase Agreement.

            (b) So long as no Event of Default shall have occurred and be continuing, and subject to the other terms and conditions of the Pledge Agreement, the Pledgor shall be entitled to receive, and to utilize (subject to the provisions of the Purchase Agreement) free and clear of the Lien of this Agreement, all cash dividends paid from time to time in respect of the Price Note Pledged Shares (other than the dividends described in Section 7(c)(ii) below).

            (c) Any and all (i) dividends, other distributions, interest and principal payments paid or payable in the form of instruments and/or other property (other than cash dividends permitted under Section 7(b) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Price Note Pledged Collateral, (ii) dividends and other distributions paid or payable in cash in respect of any Price Note Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Price Note Pledged Collateral, shall in each case be forthwith delivered to the Price Note Collateral Agent to hold as Price Note Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Price Note Collateral Agent and the Holders, be segregated from the other property and funds of the Pledgor and be forthwith delivered to the Price Note Collateral Agent as Price Note Pledged Collateral in the same form as so received (with any necessary endorsements).

            (d) The Price Note Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Sections 7(a) and 7(b) above.

            (e) Upon the occurrence and during the continuance of an Event of Default, (i) all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
Section 7(a) shall cease, and all such rights shall thereupon become vested in the Price Note Collateral Agent with respect to any Price Note Pledged Shares then in its possession (and with respect to any other Price Note Pledged Shares which the Price Note Collateral Agent then is entitled to possess pursuant to this Agreement), which, to the extent permitted by law, shall thereupon have the sole right to exercise such voting and other consensual rights, and (ii) all dividends payable in respect of such Price Note Pledged Collateral shall be paid to the Price Note Collateral Agent and the Pledgor's right to receive such cash payments pursuant to Sections 7(b) hereof shall immediately cease. The Price Note Collateral Agent acknowledges that following an Event of Default under the Debentures Pledge Agreement or the Senior Notes Pledge Agreement, the Debentures Collateral Agent and the Senior Notes Collateral Agent, respectively, shall have the right to exercise voting rights with respect to Price Note Pledged Shares then in their respective possession (and with respect to any other Price Note Pledged Shares which the Debentures Collateral Agent or the Senior Notes Collateral Agent then are entitled to possess pursuant to this Agreement).

            (f) Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Price Note Collateral Agent all such proxies, dividend and interest payment orders and other instruments as the Price Note Collateral Agent may reasonably request for the purpose of enabling the Price Note Collateral Agent to exercise the voting and other rights that it is entitled to exercise, and receive the payments and distributions that it is entitled to receive, pursuant to Section 7(e) above.

            (g) All payments of interest, principal or premium and all dividends and other distributions that are received by the Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Price Note Collateral Agent and the Holders, shall be segregated from the other property or funds of the Pledgor and shall be forthwith delivered to the Price Note Collateral Agent as Price Note Pledged Collateral in the same form as so received (with any necessary endorsements); provided that any such payments pertaining to the Debentures Pledged Collateral or the Senior Notes Pledged Collateral instead shall be delivered to the Debentures Collateral Agent or the Senior Notes Pledged Collateral Agent, for holding pursuant to Debentures Pledge Agreement and the Senior Notes Pledge Agreement, respectively.

SECTION 8. Covenants. The Pledgor hereby covenants and agrees with the Price Note Collateral Agent and the Holders that it will comply with all of the obligations, requirements and restrictions applicable to the Pledgor contained in the Purchase Agreement. The Pledgor further covenants and agrees, from and after the date of this Agreement and until the Obligations have been paid in full, that it will not (i) sell, assign, transfer, convey or otherwise dispose of, or grant any option or warrant with respect to, any of the Price Note Pledged Collateral without the prior written consent of the Price Note Collateral Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Price Note Pledged Collateral other than the security interest granted under this Agreement (and, with respect to the Debentures Pledged Collateral and the Senior Notes Pledged Collateral, respectively, the Debentures Security Interest and the Senior Notes Security Interest created in accordance with Section 3 of this Agreement), and Pledgor at all times will be the sole beneficial owner of the Price Note Pledged Collateral, (iii) other than the Debentures

Pledge Agreement and the Senior Note Pledge Agreement, enter into any agreement or understanding that purports to or that may restrict or inhibit the Price Note Collateral Agent's rights or remedies hereunder, including, without limitation, the Price Note Collateral Agent's right to sell or otherwise dispose of the Price Note Pledged Collateral, or (iv) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment with regard to the Price Note Pledged Collateral.

SECTION 9. Power of Attorney. In addition to all of the powers granted to the Price Note Collateral Agent pursuant to Section 5 of the Purchase Agreement, the Pledgor hereby appoints and constitutes the Price Note Collateral Agent as the Pledgor's attorney-in-fact to exercise all of the following powers upon and at any time after the occurrence of an Event of Default: (i) collection of proceeds of any Price Note Pledged Collateral then in the possession of the Price Note Collateral Agent (and any other Price Note Pledged Collateral which the Price Note Collateral Agent then is entitled to possess pursuant to the terms of this Agreement), or any part thereof; (ii) conveyance of any item of Price Note Pledged Collateral then in the possession of the Price Note Collateral Agent (and any other Pledged Collateral which the Price Note Collateral Agent then is entitled to possess pursuant to the terms of this Agreement), or any part thereof, to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 6 hereof; (iv) making of any payments or taking any acts under Section 10 hereof and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Price Note Pledged Collateral then in the possession of the Price Note Collateral Agent (and any other Pledged Collateral which the Price Note Collateral Agent then is entitled to possess pursuant to the terms of this Agreement), or any part thereof, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Price Note Collateral Agent in its sole discretion, and such payments made by the Price Note Collateral Agent to become the obligations of the Pledgor to the Price Note Collateral Agent, due and payable immediately without demand. The Price Note Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Price Note Collateral Agent's own account, any checks or instruments in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Price Note Pledged Collateral then in the possession of the Price Note Collateral Agent (and any other Pledged Collateral which the Price Note Collateral Agent then is entitled to possess pursuant to the terms of this Agreement), or any part thereof, sign the Pledgor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in such Price Note Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and prepare, file and sign the Pledgor's name on a proof of claim in bankruptcy or similar document against any customer of the Pledgor, and to take any other actions arising from or incident to the powers granted to the Price Note Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

SECTION 10. Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Price Note Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Price Note Collateral Agent incurred in connection therewith shall be payable by the Pledgor under Section 15 hereof.

SECTION 11. No Assumption of Duties; Reasonable Care. The rights and powers granted to the Price Note Collateral Agent hereunder are being granted in order to preserve and protect the Price Note Collateral Agent's and the Holders' security interest in and to the Price Note Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Price Note Collateral Agent in connection therewith. The Price Note Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Price Note Pledged Collateral in its possession if the Price Note Pledged Collateral is accorded treatment substantially equal to that which the Price Note Collateral Agent accords its own property, it being understood that the Price Note Collateral Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Price Note Pledged Collateral, whether or not the Price Note Collateral Agent has or is deemed to have knowledge of such matters, or
(ii) taking any necessary steps to preserve rights against any parties with respect to any Price Note Pledged Collateral.

SECTION 12. Subsequent Changes Affecting Collateral. The Pledgor represents to the Price Note Collateral Agent and the Holders that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Price Note Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Price Note Collateral Agent and the Holders shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor covenants that it will not, without the prior written consent of the Price Note Collateral Agent, vote to enable, or take any other action to permit, the Issuer to sell or otherwise dispose of, or grant any option with respect to, any of the Price Note Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Price Note Pledged Collateral (except that, with respect to the Debentures Pledged Collateral and the Senior Notes Pledged Collateral, respectively, the Pledgor may create and permit to exist the Debentures Security Interest and the Senior Notes Security Interest in accordance with Section 3 of this Agreement). The Pledgor will defend the right, title and interest of the Price Note Collateral Agent and the Holders in and to the Price Note Pledged Collateral against the claims and demands of all persons.

SECTION 13. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Price Note Collateral Agent and the Holders shall have, in addition to all other rights given by law or by this Agreement or the Purchase Agreement, all of the rights and remedies with respect to the Price Note Pledged Collateral of a secured party under the UCC as in effect in the State of California at that time. The Price Note Collateral Agent may, without notice and at its option, transfer or register, and the Pledgor shall register or cause to be registered upon request therefor by the Price Note Collateral Agent, the Price Note Pledged Collateral then in the possession of the Price Note Collateral Agent (and any other Price Note Pledged Collateral which the Price Note Collateral Agent then is entitled to possess pursuant to the terms of this Agreement), or any part thereof, on the books of the Issuer into the name of the Price Note Collateral Agent or the Price Note Collateral Agent's nominee(s), with or without any indication that such Price Note Pledged Collateral is subject to the security interest hereunder. In addition, (i) with respect to any Price Note Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Price Note Collateral Agent, the Price Note Collateral Agent may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Price Note Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and (ii) with respect to any Price Note Pledged Collateral that shall then be in or shall thereafter come into the possession or custody of the Debentures Collateral Agent or the Senior Notes Collateral Agent, the Price Note Collateral Agent may instruct and otherwise work with the Debentures Collateral Agent or the Senior Notes Collateral Agent, as appropriate, to sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Price Note Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Price Note Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever (except that with respect to any such collateral consisting of Debentures Pledged Collateral or Senior Notes Pledged Collateral, the Price Note Collateral Agent may instruct the Debentures Collateral Agent and the Senior Notes Collateral Agent to sell such collateral subject to Liens in favor of the Price Note Collateral Agent).

Unless any of the Price Note Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Price Note Collateral Agent will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Price Note Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Price Note Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided below in
Section 19.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Price Note Collateral Agent or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Price Note Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Price Note Pledged Collateral.

SECTION 14. Irrevocable Authorization and Instruction to the Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by the Issuer from the Price Note Collateral Agent that (i) states that an Event of Default has occurred and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

SECTION 15. Fees and Expenses. The Pledgor will upon demand pay to the Price Note Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Price Note Collateral Agent) that the Price Note Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Price Note Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Price Note Collateral Agent and the Holders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

SECTION 16. Interest Absolute. All rights of the Price Note Collateral Agent and the Holders and the security interests created hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Purchase Agreement or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement;

            (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or

            (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement.

SECTION 17. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Price Note Pledged Collateral and any cash held shall be applied by the Price Note Collateral Agent in the following order of priorities:

         first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Price Note Collateral Agent, and all expenses, liabilities and advances incurred or made by the Price Note Collateral Agent in connection therewith, and any other unreimbursed fees and expenses for which the Price Note Collateral Agent is to be reimbursed pursuant to Section 15 hereof;

         second, to the ratable payment (based on the principal amount of the Price Note deemed by the Purchase Agreement to be outstanding at the time of distribution) of accrued but unpaid interest on such outstanding Price Note;

         third, to the ratable payment (based on the principal amount of the Price Note deemed by the Purchase Agreement to be outstanding at the time of distribution) of unpaid principal of such outstanding Price Note;

         fourth, to the ratable payment (based on the principal amount of the Price Note deemed by the Purchase Agreement to be outstanding at the time of distribution) of all other Obligations, until all Obligations shall have been paid in full; and

         fifth, to the payment to all persons who may be entitled by law thereto, or as a court of competent jurisdiction may direct, until all obligations to such persons shall have been paid in full; and

         finally, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 18. Uncertificated Securities. Notwithstanding anything to the contrary contained herein, if any Price Note Pledged Shares (whether now owned or hereafter acquired) are uncertificated Price Note Pledged Shares, the Pledgor shall promptly notify the Price Note Collateral Agent, and shall promptly take all actions required to perfect the security interest of the Price Note Collateral Agent under applicable law. The Pledgor further agrees to take such actions as the Price Note Collateral Agent deems necessary or desirable to effect the foregoing and to permit the Price Note Collateral Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Price Note Collateral Agent with respect to any such pledge of uncertificated Price Note Pledged Shares promptly upon request of the Price Note Collateral Agent.

SECTION 19. Miscellaneous Provisions.

         Section 19.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner as set forth in Section 8 of the Purchase Agreement, and delivered to the addresses set forth therein, or, in the case of the Price Note Collateral Agent, to: James F. Cahill, 7979 Ivanhoe Avenue, Suite 520, La Jolla, CA 92037, Telecopy No. (858) 551-2314.



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

         Section 19.2 No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor, the Issuer or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

         Section 19.3 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

         Section 19.4 No Recourse Against Others. No director, officer, employee, stockholder or affiliate, as such, of the Pledgor or the Issuer shall have any liability for any obligations of the Pledgor under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Price Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Price Note.

         Section 19.5 Headings. The headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 19.6 Counterpart Originals. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement. Each counterpart may be executed and delivered by telecopy, if such delivery is promptly followed by the original manually signed copy sent by overnight courier.

         Section 19.7 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 19.8 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Purchase Agreement necessary for amendments or waivers of, or consents to any departure by the Pledgor from any provision of, the Purchase Agreement, as applicable, and neither the Price Note Collateral Agent nor any Holder shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Price Note Collateral Agent or any Holder to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Price Note Collateral Agent or any Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Price Note Collateral Agent or such Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         Section 19.9 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Purchase Agreement shall have the meaning set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Purchase Agreement and is not dealt with herein with more specificity, the Purchase Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         Section 19.10 Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Price Note Pledged Collateral and shall (i) remain in full force and effect until the payment in full of all the Obligations and all the fees and expenses owing to the Price Note Collateral Agent, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Price Note Collateral Agent hereunder, to the benefit of the Price Note Collateral Agent, the Holders and their respective successors, transferees and assigns.

         Section 19.11 Reinstatement. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Price Note Collateral Agent or any Holder in respect of the Obligations is rescinded or must otherwise be restored or returned by the Price Note Collateral Agent or any Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

         Section 19.12 Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Pledgor of the Obligations.

         Section 19.13 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Purchase Agreement.

         Section 19.14 Authority of the Collateral Agent.

            (a) The Price Note Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Price Note Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Price Note Collateral Agent may perform any of its duties hereunder or in connection with the Price Note Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Price Note Collateral Agent nor any director, officer, employee, attorney or agent of the Price Note Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Price Note Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor agrees to indemnify and hold harmless the Price Note Collateral Agent, the Holders and any other person from and against any and all costs, expenses (including the reasonable fees and disbursements of counsel (including, the allocated costs of inside counsel)), claims and liabilities incurred by the Price Note Collateral Agent, the Holders or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Price Note Collateral Agent, the Holders or such person.

            (b) The Pledgor acknowledges that the rights and responsibilities of the Price Note Collateral Agent under this Agreement with respect to any action taken by the Price Note Collateral Agent or the exercise or non-exercise by the Price Note Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Price Note Collateral Agent and the Holders, be governed by the Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Price Note Collateral Agent and the Pledgor, the Price Note Collateral Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

         Section 19.15 Resignation or Removal of the Collateral Agent. Until such time as the Obligations shall have been paid in full, the Price Note Collateral Agent may at any time, by giving written notice to the Pledgor and Holders, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Price Note Collateral Agent and (ii) the acceptance of such appointment by such successor Price Note Collateral Agent. As promptly as practicable after the giving of any such notice, the Holders shall appoint a successor Price Note Collateral Agent, which successor Price Note Collateral Agent shall be reasonably acceptable to the Pledgor. If no successor Price Note Collateral Agent shall be appointed and shall have accepted such appointment within 90 days after the Price Note Collateral Agent gives the aforesaid notice of resignation, the Price Note Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Price Note Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 19.15. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Price Note Collateral Agent appointed by the Holders, as provided in this Section 19.15. Simultaneously with its replacement as Price Note Collateral Agent hereunder, the Price Note Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Price Note Pledged Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Price Note Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

         Section 19.16 Release; Termination of Agreement. Subject to the provisions of Section 19.11 hereof, this Agreement shall terminate upon full and final payment and performance of the Obligations (and upon receipt by the Price Note Collateral Agent of the Pledgor's written certification that all such Obligations have been satisfied, and such other evidence reasonably satisfactory to the Price Note Collateral Agent that such Obligations have been satisfied, which may include a certification from the Holders, and the satisfaction of any additional applicable conditions set forth in the Purchase Agreement) and payment in full of all fees and expenses owing by the Pledgor to the Price Note Collateral Agent. At such time, the Price Note Collateral Agent shall, at the request of the Pledgor, reassign and redeliver to the Pledgor all of the Price Note Pledged Collateral hereunder (other than Price Note Pledged Collateral that has been delivered to the Debentures Collateral Agent or the Senior Notes Collateral Agent in accordance with Section 3 hereof and which has not been returned to the Price Note Collateral Agent) that has not been sold, disposed of, retained or applied by the Price Note Collateral Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Price Note Collateral Agent, except as to the absence of any prior assignments by the Price Note Collateral Agent of its interest in the Price Note Pledged Collateral, and shall be at the expense of the Pledgor. Further, at such time, the Price Note Collateral Agent shall, at the request of the Pledgor, execute and deliver to the Debentures Collateral Agent and the Senior Notes Collateral Agent the Payment Certificates in the forms attached hereto as Exhibit E and Exhibit F, respectively.

         Section 19.17 Final Expression. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

         Section 19.18 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages.

                (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF CALIFORNIA, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE PRICE NOTE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF CALIFORNIA.

                (ii) EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH AND IN PARAGRAPH
(vi) BELOW, THE PLEDGOR, THE PRICE NOTE COLLATERAL AGENT AND THE HOLDERS AGREE THAT ALL DISPUTES BETWEEN OR AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN CALIFORNIA, BUT THE PLEDGOR, THE PRICE NOTE COLLATERAL AGENT AND THE HOLDERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CALIFORNIA. THE PLEDGOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                (iii) THE PLEDGOR AGREES THAT THE PRICE NOTE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY HOLDER, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PRICE NOTE PLEDGED COLLATERAL IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE PRICE NOTE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE PRICE NOTE COLLATERAL AGENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE PRICE NOTE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PRICE NOTE COLLATERAL AGENT. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE PRICE NOTE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                (iv) THE PLEDGOR, THE PRICE NOTE COLLATERAL AGENT AND THE HOLDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT

OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                (v) THE PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS SET FORTH IN SECTION 8 OF THE PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) BUSINESS DAYS AFTER SUCH MAILING.

                (vi) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PRICE NOTE COLLATERAL AGENT OR ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

                (vii) THE PLEDGOR HEREBY AGREES THAT NEITHER THE PRICE NOTE COLLATERAL AGENT NOR ANY HOLDER SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE PRICE NOTE COLLATERAL AGENT OR SUCH HOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE PRICE NOTE COLLATERAL AGENT OR SUCH HOLDER, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                (viii) THE PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE PRICE NOTE COLLATERAL AGENT OR ANY HOLDER OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE PRICE NOTE COLLATERAL AGENT OR ANY HOLDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE PRICE NOTE COLLATERAL AGENT OR ANY HOLDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE PLEDGOR, THE PRICE NOTE COLLATERAL AGENT AND THE HOLDERS.

         Section 19.19 Acknowledgments. The Pledgor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

            (b) neither the Price Note Collateral Agent nor any Holder has any fiduciary relationship to the Pledgor, and the relationship between the Price Note Collateral Agent and the Holders, on the one hand, and the Pledgor, on the other hand, is solely that of a secured party and a creditor; and

            (c) no joint venture exists among the Holders or among the Pledgor and the Holders.


                            [Signature Page Follows]

                        [Pledge Agreement Signature Page]



                                   PLEDGOR:


                                   EXCEL LEGACY CORPORATION,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                      Name: Gary B. Sabin
                                      Title: President and
                                             Chief Executive Officer


                                   PRICE NOTE COLLATERAL AGENT:



                                   --------------------------------------------
                                   JAMES F. CAHILL,
                                   as Price Note Collateral Agent

                                   SCHEDULE I

                                 PLEDGED SHARES



                                  Number of Price Note      Share Certificate
       Issuer                        Pledged Shares(1)          Number(s)
       ------                     --------------------      -----------------
Price Enterprises, Inc.                 3,918,939                 0830
Price Enterprises, Inc.                 2,132,470                 0831
Price Enterprises, Inc.                 6,102,880                 0832








------------------------------

(1) Notations shall be made from time to time on this Schedule I by the parties to the Pledge Agreement with respect to any Price Note Pledged Shares which are the subject of any Debentures Collateral Identification Certificate or Senior Notes Collateral Identification Certificate and upon redelivery, if applicable, of any shares that were previously the subject of any such certificates.

                                    EXHIBIT A

                DEBENTURES COLLATERAL IDENTIFICATION CERTIFICATE


         This Certificate is provided by Excel Legacy Corporation, a Delaware corporation (the "Pledgor"), pursuant to:

         (i) that certain Pledge Agreement (the "Debentures Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Debentures Collateral Agent"), pursuant to which Pledgor has granted to the Debentures Collateral Agent, as collateral agent for the holders of the Pledgor's 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") issued pursuant to an Indenture (the "Debentures Indenture") dated as of November 5, 1999 by and between Pledgor and the Debentures Collateral Agent, a security interest (the "Debentures Security Interest") in certain property of the Pledgor (the "Debentures Pledged Collateral"), including certain shares (the "Debentures Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Debentures Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October 6, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October 6, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         Pledgor hereby certifies and confirms to the Debentures Collateral Agent and the Price Note Collateral Agent as follows:

            (a) Concurrently herewith, Pledgor is issuing $33,311,000 principal amount of Debentures in accordance with the Debentures Indenture (for purposes of this Certificate, the "Incremental Debentures");

            (b) In accordance with Section 3 of the Debentures Pledge Agreement and Section 3(a) of the Price Note Pledge Agreement, Pledgor confirms that the property identified on Schedule 1 hereto constitutes Incremental Debentures Pledged Shares pledged to the Debentures Collateral Agent, and that such Incremental Debentures Pledged Shares, together with any Incremental Debentures Pledged Shares identified in any previous Debentures Collateral Identification Certificate, constitute "Debentures Pledged Shares" for purposes of the Debentures Pledge Agreement and the Price Note Pledge Agreement.

            (c) The Pledgor consents to the agreements of the Debentures Collateral Agent and the Price Note Collateral Agent confirmed below in this Certificate, and the Pledgor waives any right to object to the performance of any of said agreements.

            (d) Pledgor acknowledges and agrees that the Debentures Collateral Agent and the Price Note Collateral Agent shall rely upon the foregoing certifications in taking actions under the Debentures Pledge Agreement and the Price Note Pledge Agreement, respectively.

         IN WITNESS WHEREOF, Pledgor has executed this Certificate as of November 12, 1999.


                                   EXCEL LEGACY CORPORATION,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                      Name: Gary B. Sabin
                                      Title: President and
                                             Chief Executive Officer

                  ACKNOWLEDGMENT OF DEBENTURES COLLATERAL AGENT

         The undersigned hereby certifies and confirms to the Price Note Collateral Agent as follows:

            (a) The undersigned is the "Collateral Agent" under the Debentures Pledge Agreement referenced above,

            (b) The Debentures Collateral Agent acknowledges the security interest and pledge of the Debentures Pledged Collateral pursuant to the Price Note Pledge Agreement. Until the earlier to occur of the termination of the Debentures Pledge Agreement or the Price Note Pledge Agreement, the Debentures Collateral Agent agrees to hold the Debentures Pledged Collateral for itself and for the Price Note Collateral Agent, in order to perfect the security interest in the Debentures Pledged Collateral for itself under the Debentures Pledge Agreement and for the Price Note Collateral Agent under the Price Note Pledge Agreement. The Debentures Collateral Agent shall not be required to hold, and agrees that it will not hold, the Debentures Pledged Collateral for any person other than the Holders and the Price Note Collateral Agent in order to perfect a security interest in the Debentures Pledged Collateral.

            (c) The Debentures Collateral Agent agrees to not release any Debentures Pledged Collateral except pursuant to a Release Certificate and, if applicable, an accompanying Acknowledgment of Price Note Collateral Agent, as provided for by Section 4 of the Debentures Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of November 12, 1999.



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                  ACKNOWLEDGMENT OF PRICE NOTE COLLATERAL AGENT

         The undersigned certifies to the Debentures Collateral Agent under the Debentures Pledge Agreement referenced above as follows:

            (a) The undersigned is the "Collateral Agent" under the Price Note Pledge Agreement referenced above,

            (b) The security interest granted in favor of the undersigned, as Price Note Collateral Agent, in the property described in (i) Schedule 1 attached to this Certificate or (ii) any previous Debentures Collateral Identification Certificate executed by the Price Note Collateral Agent, is subject and subordinate to the security interest granted in such property to the Debentures Collateral Agent under the Debentures Pledge Agreement. Said priority shall be applicable irrespective of the time or order of attachment or perfection of the respective security interests or the time of filing of any financing statements pertaining thereto, or any statutes, rules of law, or court decisions to the contrary.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of November 12, 1999.



                                      -----------------------------------------
                                      JAMES F. CAHILL

                                    EXHIBIT B

               SENIOR NOTES COLLATERAL IDENTIFICATION CERTIFICATE


         This Certificate is provided by Excel Legacy Corporation, a Delaware corporation (the "Pledgor"), pursuant to:

         (i) that certain Pledge Agreement (the "Senior Notes Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Senior Notes Collateral Agent"), pursuant to which Pledgor has granted to the Senior Notes Collateral Agent, as collateral agent for the holders of the Pledgor's 10.0% Senior Redeemable Secured Notes due 2004 (the "Senior Notes") issued pursuant to an Indenture (the "Senior Notes Indenture") dated as of November 5, 1999 by and between Pledgor and the Senior Notes Collateral Agent, a security interest (the "Senior Notes Security Interest") in certain property of the Pledgor (the "Senior Notes Pledged Collateral"), including certain shares (the "Senior Notes Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Senior Notes Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October 6, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October 6, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         Pledgor hereby certifies and confirms to the Senior Notes Collateral Agent and the Price Note Collateral Agent as follows:

            (a) Concurrently herewith, Pledgor is issuing $18,126,000 principal amount of Senior Notes in accordance with the Senior Notes Indenture (for purposes of this Certificate, the "Incremental Senior Notes");

            (b) In accordance with Section 3 of the Senior Notes Pledge Agreement and Section 3(b) of the Price Note Pledge Agreement, Pledgor confirms that the property identified on Schedule 1 hereto constitutes Incremental Senior Notes Pledged Shares pledged to the Senior Notes Collateral Agent, and that such Incremental Senior Notes Pledged Shares, together with any Incremental Senior Notes Pledged Shares identified in any previous Senior Notes Collateral Identification Certificate, constitute "Senior Notes Pledged Shares" for purposes of the Senior Notes Pledge Agreement and the Price Note Pledge Agreement.

            (c) The Pledgor consents to the agreements of the Senior Notes Collateral Agent and the Price Note Collateral Agent confirmed below in this Certificate, and the Pledgor waives any right to object to the performance of any of said agreements.

            (d) Pledgor acknowledges and agrees that the Senior Notes Collateral Agent and the Price Note Collateral Agent shall rely upon the foregoing certifications in taking actions under the Senior Notes Pledge Agreement and the Price Note Pledge Agreement, respectively.

         IN WITNESS WHEREOF, Pledgor has executed this Certificate as of November 12, 1999.



                                   EXCEL LEGACY CORPORATION,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                      Name: Gary B. Sabin
                                      Title: President and
                                             Chief Executive Officer

                 ACKNOWLEDGMENT OF SENIOR NOTES COLLATERAL AGENT

         The undersigned hereby certifies and confirms to the Price Note Collateral Agent as follows:

            (a) The undersigned is the "Collateral Agent" under the Senior Notes Pledge Agreement referenced above,

            (b) The Senior Notes Collateral Agent acknowledges the security interest and pledge of the Senior Notes Pledged Collateral pursuant to the Price Note Pledge Agreement. Until the earlier to occur of the termination of the Senior Notes Pledge Agreement or the Price Note Pledge Agreement, the Senior Notes Collateral Agent agrees to hold the Senior Notes Pledged Collateral for itself and for the Price Note Collateral Agent, in order to perfect the security interest in the Senior Notes Pledged Collateral for itself under the Senior Notes Pledge Agreement and for the Price Note Collateral Agent under the Price Note Pledge Agreement. The Senior Notes Collateral Agent shall not be required to hold, and agrees that it will not hold, the Senior Notes Pledged Collateral for any person other than the Holders and the Price Note Collateral Agent in order to perfect a security interest in the Senior Notes Pledged Collateral.

            (c) The Senior Notes Collateral Agent agrees to not release any Senior Notes Pledged Collateral except pursuant to a Release Certificate and, if applicable, an accompanying Acknowledgment of Price Note Collateral Agent, as provided for by Section 4 of the Senior Notes Pledge Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of November 12, 1999.



                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                  ACKNOWLEDGMENT OF PRICE NOTE COLLATERAL AGENT

         The undersigned certifies to the Senior Notes Collateral Agent under the Senior Notes Pledge Agreement referenced above as follows:

            (a) The undersigned is the "Collateral Agent" under the Price Note Pledge Agreement referenced above,

            (b) The security interest granted in favor of the undersigned, as Price Note Collateral Agent, in the property described in (i) Schedule 1 attached to this Certificate or (ii) any previous Senior Notes Collateral Identification Certificate executed by the Price Note Collateral Agent, is subject and subordinate to the security interest granted in such property to the Senior Notes Collateral Agent under the Senior Notes Pledge Agreement. Said priority shall be applicable irrespective of the time or order of attachment or perfection of the respective security interests or the time of filing of any financing statements pertaining thereto, or any statutes, rules of law, or court decisions to the contrary.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of November 12, 1999.



                                      -----------------------------------------
                                      JAMES F. CAHILL

                                    EXHIBIT C

                          [FORM OF RELEASE CERTIFICATE]

                         [FOR DEBENTURES PLEDGED SHARES]


         This Certificate is provided by Excel Legacy Corporation, a Delaware corporation (the "Pledgor"), pursuant to:

         (i) that certain Pledge Agreement (the "Debentures Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Debentures Collateral Agent"), pursuant to which Pledgor has granted to the Debentures Collateral Agent, as collateral agent for the holders of the Pledgor's 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") issued pursuant to an Indenture (the "Debentures Indenture") dated as of November 5, 1999 by and between Pledgor and the Debentures Collateral Agent, a security interest (the "Debentures Security Interest") in certain property of the Pledgor (the "Debentures Pledged Collateral"), including certain shares (the "Debentures Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Debentures Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October 6, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October 6, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         Pledgor hereby certifies and confirms to the Debentures Collateral Agent and the Price Note Collateral Agent as follows:

            (a) Concurrently herewith, Pledgor is repurchasing, redeeming or defeasing Debentures, or the holders thereof are converting Debentures, in the aggregate principal amount of:

                   $_________________________________________;

            and, in accordance with Section 4 of the Debentures Pledge Agreement, instructs the Debentures Collateral Agent to release from the pledge and security interest created by Section 1 of the Debentures Pledge Agreement the following number of Debentures Pledged Shares (equal to 117.647 Debentures Pledged Shares for each $1,000 in principal amount of Debentures subject to such repurchase, redemption, defeasance or conversion):

                 _____________________________________ shares.

            (b) Pledgor represents to the Debentures Collateral Agent and instructs as follows (check applicable box):

            [ ] The Pledgor has satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Pledgor instructs the Debentures Collateral Agent to deliver the Debentures Pledged Shares to the Pledgor in accordance with the Debentures Pledge Agreement.

            [ ] The Pledgor has not satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Pledgor instructs the Debentures Collateral Agent to deliver the Debentures Pledged Shares to the Price Note Collateral Agent. The Pledgor waives any right to receive the Debentures Pledged Shares from the Debentures Collateral Agent.

            (c) Pledgor acknowledges and agrees that the Debentures Collateral Agent shall rely upon the foregoing certifications in taking actions under the Debentures Pledge Agreement.

         IN WITNESS WHEREOF, Pledgor has executed this Certificate as of ________, ______.



                                   EXCEL LEGACY CORPORATION,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                  ACKNOWLEDGMENT OF PRICE NOTE COLLATERAL AGENT

         The undersigned certifies to the Debentures Collateral Agent under the Debentures Pledge Agreement referenced above as follows:

            (a) The undersigned is the "Collateral Agent" under the Price Note Pledge Agreement referenced above,

            (b) The representation of the Pledgor in Paragraph (b) of the above Release Certificate is true and correct, and the Debentures Pledged Shares which are the subject of the above Release Certificate shall be delivered in accordance with the instructions contained in said Paragraph.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________,_____.



                                      -----------------------------------------
                                      JAMES F. CAHILL

                                    EXHIBIT D

                          [FORM OF RELEASE CERTIFICATE]

                        [FOR SENIOR NOTES PLEDGED SHARES]


         This Certificate is provided by Excel Legacy Corporation, a Delaware corporation (the "Pledgor"), pursuant to:

         (i) that certain Pledge Agreement (the "Senior Notes Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Senior Notes Collateral Agent"), pursuant to which Pledgor has granted to the Senior Notes Collateral Agent, as collateral agent for the holders of the Pledgor's 10.0% Senior Redeemable Secured Notes due 2004 (the "Senior Notes") issued pursuant to an Indenture (the "Senior Notes Indenture") dated as of November 5, 1999 by and between Pledgor and the Senior Notes Collateral Agent, a security interest (the "Senior Notes Security Interest") in certain property of the Pledgor (the "Senior Notes Pledged Collateral"), including certain shares (the "Senior Notes Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Senior Notes Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October __, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October __, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         Pledgor hereby certifies and confirms to the Senior Notes Collateral Agent and the Price Note Collateral Agent as follows:

            (a) Concurrently herewith, Pledgor is repurchasing, redeeming or defeasing Senior Notes in the aggregate principal amount of:

                   $_________________________________________;

and, in accordance with Section 4 of the Senior Notes Pledge Agreement, instructs the Senior Notes Collateral Agent to release from the pledge and security interest created by Section 1 of the Senior Notes Pledge Agreement the following number of Senior Notes Pledged Shares (equal to 117.647 Senior Notes Pledged Shares for each $1,000 in principal amount of Senior Notes subject to such repurchase, redemption or defeasance):

                 _____________________________________ shares.

            (b) Pledgor represents to the Senior Notes Collateral Agent and instructs as follows (check applicable box):

            [ ] The Pledgor has satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Pledgor instructs the Senior Notes Collateral Agent to deliver the Senior Notes Pledged Shares to the Pledgor in accordance with the Senior Notes Pledge Agreement.

            [ ] The Pledgor has not satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Pledgor instructs the Senior Notes Collateral Agent to deliver the Senior Notes Pledged Shares to the Price Note Collateral Agent. The Pledgor waives any right to receive the Senior Notes Pledged Shares from the Senior Notes Collateral Agent.

            (c) Pledgor acknowledges and agrees that the Senior Notes Collateral Agent shall rely upon the foregoing certifications in taking actions under the Senior Notes Pledge Agreement.

         IN WITNESS WHEREOF, Pledgor has executed this Certificate as of ________, ______.



                                   EXCEL LEGACY CORPORATION,
                                   a Delaware corporation

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                  ACKNOWLEDGMENT OF PRICE NOTE COLLATERAL AGENT

The undersigned certifies to the Senior Notes Collateral Agent under the Senior Notes Pledge Agreement referenced above as follows:

            (a) The undersigned is the "Collateral Agent" under the Price Note Pledge Agreement referenced above,

            (b) The representation of the Pledgor in Paragraph (b) of the above Release Certificate is true and correct, and the Senior Notes Pledged Shares which are the subject of the above Release Certificate shall be delivered in accordance with the instructions contained in said Paragraph.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________,_____.



                                      -----------------------------------------
                                      JAMES F. CAHILL

                                    EXHIBIT E

                          [FORM OF PAYMENT CERTIFICATE]

                        [TO DEBENTURES COLLATERAL AGENT]



         This Certificate is provided by James F. Cahill, (the "Price Notes Collateral Agent"), pursuant to:

         (i) that certain Pledge Agreement (the "Debentures Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Debentures Collateral Agent"), pursuant to which Pledgor has granted to the Debentures Collateral Agent, as collateral agent for the holders of the Pledgor's 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Debentures") issued pursuant to an Indenture (the "Debentures Indenture") dated as of November 5, 1999 by and between Pledgor and the Debentures Collateral Agent, a security interest (the "Debentures Security Interest") in certain property of the Pledgor (the "Debentures Pledged Collateral"), including certain shares (the "Debentures Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Debentures Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October __, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October __, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         The Price Note Collateral Agent hereby certifies and confirms to the Debentures Collateral Agent as follows:

            The Pledgor has satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Debentures Collateral Agent shall, from and after the date of this Certificate, deliver the Debentures Pledged Shares to the Pledgor in accordance with the Debentures Pledge Agreement and the Price Note Collateral Agent hereby waives any right to receive the Debentures Pledged Shares from the Debentures Collateral Agent.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________,_____.


                                      -----------------------------------------
                                      JAMES F. CAHILL

                                    EXHIBIT F

                          [FORM OF PAYMENT CERTIFICATE]

                       [TO SENIOR NOTES COLLATERAL AGENT]


         This Certificate is provided by James F. Cahill, (the "Price Notes Collateral Agent"), pursuant to:

         (i) that certain Pledge Agreement (the "Senior Notes Pledge Agreement") dated as of November 5, 1999 by and between Pledgor and Norwest Bank Minnesota, National Association (the "Senior Notes Collateral Agent"), pursuant to which Pledgor has granted to the Senior Notes Collateral Agent, as collateral agent for the holders of the Pledgor's 10.0% Senior Redeemable Secured Notes due 2004 (the "Senior Notes") issued pursuant to an Indenture (the "Senior Notes Indenture") dated as of November 5, 1999 by and between Pledgor and the Senior Notes Collateral Agent, a security interest (the "Senior Notes Security Interest") in certain property of the Pledgor (the "Senior Notes Pledged Collateral"), including certain shares (the "Senior Notes Pledged Shares") of the common stock, par value $.0001 per share of Price Enterprises Inc., a Maryland corporation ("the Common Stock"), in order to secure the obligations of the Pledgor under the Senior Notes Indenture; and

         (ii) that certain Pledge Agreement (the "Price Note Pledge Agreement") dated as of October __, 1999 by and between Pledgor and James F. Cahill (the "Price Note Collateral Agent"), pursuant to which the Pledgor has granted to the Price Note Collateral Agent, as collateral agent in favor of the holders of the Pledgor's Secured Promissory Notes (the "Price Note") issued pursuant to that certain Note Purchase Agreement by and between the Pledgor and The Sol and Helen Price Trust dated as of October __, 1999 (the "Price Note Purchase Agreement"), a security interest in certain property of the Pledgor (the "Price Note Pledged Collateral"), including all of the shares of Common Stock of Price Enterprises, Inc. (the "Price Note Pledged Shares"), in order to secure the obligations of the Pledgor under the Price Note and the Price Note Purchase Agreement.

         The Price Note Collateral Agent hereby certifies and confirms to the Senior Notes Collateral Agent as follows:

            The Pledgor has satisfied all obligations under the Price Note and the Price Note Purchase Agreement. The Senior Notes Collateral Agent shall, from and after the date of this Certificate, deliver the Senior Notes Pledged Shares to the Pledgor in accordance with the Senior Notes Pledge Agreement and the Price Note Collateral Agent hereby waives any right to receive the Senior Notes Pledged Shares from the Senior Notes Collateral Agent.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, _____.



                                      -----------------------------------------
                                      JAMES F. CAHILL